Exhibit 99.1

Yotta Acquisition Corporation Announces Entering into a Merger Agreement with DRIVEiT Financial Auto Group, Inc.,

an Operator of Electric Vehicle Superstores

Transaction anticipated to close in the first half of 2025

New York, NY and Brea, CA (August 21, 2024) — Yotta Acquisition Corporation (NASDAQ: YOTA), a publicly traded special purpose acquisition company (“Yotta”), and DRIVEiT Financial Auto Group, Inc. (“DRIVEiT”), an operator of electric vehicle superstores that supports customers’ entire electric vehicle experience, today announced that they have entered into a definitive merger agreement, dated August 20, 2024 (the “Merger Agreement”). Upon the closing of the transaction, the combined company is expected to change its name to DriveiT Financial Auto Group, Inc. and its securities are expected to be traded on the Nasdaq Stock Exchange. DRIVEiT’s executive management team will continue to lead the combined company.

Company Overview

DRIVEiT is a pioneering company dedicated to transforming the customer EV experience. DRIVEiT offers a comprehensive ecosystem encompassing EV sales, financing, and post-purchase services such as warranty, service, and parts. DRIVEiT’s vision is to become the ultimate EV superstore, providing unparalleled support throughout the entire customer journey.

Management Comments

“We are very excited about this opportunity and the future for all Yotta and DRIVEiT stockholders. DRIVEiT is an industry first innovator building an EV superstore, encompassing everything from sales, service, parts and collision repair with laser focus on a unique customer experience,” said Shawn Hughes, chief executive officer of DRIVEiT. “In our partnership with Yotta, the future is now as we set the bar for retail EV car buying and ownership experience.”

“We are very pleased to announce the proposed merger with DRIVEiT,” said Mr. Hui Chen, the Chief Executive Officer of Yotta. “After undertaking a comprehensive process with external advisors to explore and evaluate numerous potential business combination targets, our board and management team believe that this transaction with DRIVEiT represents the best opportunity to create substantial value for our stockholders. This business combination, if consummated, will result in Yotta investors owning an equity stake in a company that is environmentally conscience and is focused on providing comprehensive solutions for customers. We are thrilled to support DRIVEiT at an inflection point in its development and to provide an avenue for DRIVEiT to expeditiously meet its development milestones.”

Transaction Overview

Pursuant to the Merger Agreement, DRIVEiT will merge with Yotta Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Yotta (the “Merger”), with DRIVEiT surviving and Yotta acquiring 100% of the equity securities of DRIVEiT. In exchange for their equity securities, the stockholders of DRIVEiT will receive an aggregate of 10,000,000 shares of common stock of the combined company, which, at an implied value of $10.00 per share, would represent $100 million in equity.

All cash remaining on the combined company’s balance sheet at the closing of the transaction, after the settlement of transaction-related expenses, is expected to be utilized by the combined company for working capital, growth, and other general corporate purposes.

The transaction, which has been approved by the boards of directors of Yotta and DRIVEiT, is subject to approval by Yotta’s stockholders, DRIVEiT’s stockholders and other customary closing conditions, including a registration statement on Form S-4 being declared effective by the U.S. Securities and Exchange Commission. The proposed business combination is expected to be completed in the first half of 2025.

Additional information about the proposed transaction, including a copy of the Merger Agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Yotta with the U.S. Securities and Exchange Commission (the “SEC”) and will be available at www.sec.gov.

Advisors

Celine & Partners PLLC is acting as legal counsel to Yotta.

Loeb and Loeb LLP is acting as legal counsel to DRIVEiT.

EarlyBirdCapital Inc. is acting as capital market advisor in connection with the transaction.

About DRIVEiT Financial Auto Group, Inc.

DRIVEiT is a pioneering company dedicated to transforming the customer EV experience. DRIVEiT offers a comprehensive ecosystem encompassing EV sales, financing, and post-purchase services such as warranty, service, and parts. DRIVEiT’s vision is to become the ultimate EV superstore, providing unparalleled support throughout the entire customer journey.

About Yotta Acquisition Corporation

Yotta Acquisition Corporation is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Yotta is led by Hui Chen, Chief Executive Officer, and Robert Labbe, Chief Financial Officer, who are growth-oriented executives with a long track record of value creation across industries.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the proposed business combination, Yotta will file a registration statement on Form S-4 containing a proxy statement/prospectus (the “Form S-4”) with the SEC. The Form S-4 will include a proxy statement to be distributed to holders of Yotta’s common stock in connection with the solicitation of proxies for the vote by Yotta’s stockholders with respect to the proposed transaction and other matters as described in the Form S-4, in connection with the proposed business combination. After the Form S-4 has been filed and declared effective, Yotta will mail a definitive proxy statement, when available, to its stockholders. Investors, security holders and other interested parties are urged to read the Form S-4, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Yotta, DRIVEiT and the proposed business combination. Additionally, Yotta will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Securityholders of Yotta are urged to read the Form S-4 and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Yotta and DRIVEiT and certain of their respective directors, executive officers, and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Yotta’s shareholders in connection with the proposed transaction. A list of the names of those directors and executive officers and a description of their interests in DRIVEiT will be included in the Form S-4 for the proposed business combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available. Information about Yotta’s directors and executive officers and their ownership of Yotta’s securities is set forth in Yotta’s filings with the SEC, including Yotta’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on April 15, 2024. To the extent that holdings of Yotta’s securities have changed since the amounts printed in Yotta’s Annual Report, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors, and other interested persons in respect of Yotta and DRIVEiT should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

Certain statements made in this press release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project,” “outlook” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this press release regarding: the proposed transactions contemplated by the Merger Agreement, including the benefits of the proposed business combination, integration plans, expected synergies and revenue opportunities; anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, continued expansion of product portfolios and the availability or effectiveness of the technology for such products; the regenerative aesthetics sector’s continued growth and the continued demand of physicians and consumers driving such growth; and the expected timing of the proposed business combination. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on Yotta’s and DRIVEiT’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement; (2) the institution or outcome of any legal proceedings that may be instituted against Yotta and/or DRIVEiT following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability of the parties to complete the proposed business combination, including due to failure to obtain approval of the stockholders of Yotta or DRIVEiT, certain regulatory approvals, or satisfy other conditions to closing in the Merger Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (5) the failure to meet the minimum cash requirements of the Merger Agreement due to Yotta stockholder redemptions and the failure to obtain replacement financing; (6) the inability of DRIVEiT to complete a concurrent PIPE; (7) the inability to obtain or maintain the listing of Yotta’s shares of common stock on NASDAQ following the proposed business combination; (8) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (9) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition and the ability of DRIVEiT to grow and manage growth profitably and retain its key employees; (10) costs related to the proposed business combination; (11) changes in applicable laws or regulations; (12) the possibility that DRIVEiT may be adversely affected by other economic, business, and/or competitive factors; (13) the amount of redemption requests made by Yotta’s stockholders; and (14) other risks and uncertainties indicated from time to time in the final prospectus of Yotta for its initial public offering dated April 21, 2022 filed with the SEC and the Form S-4 relating to the proposed business combination, when available, including those under “Risk Factors” therein, and in Yotta’s other filings with the SEC. Yotta and DRIVEiT caution that the foregoing list of factors is not exclusive. Yotta and DRIVEiT caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Yotta and DRIVEiT do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Neither Yotta nor DRIVEiT gives any assurance that the combined company will achieve its expectations.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

For investor and media inquiries, please contact:

For Yotta:

Hui Chen

Chief Executive Officer

Yotta Acquisition Corporation

hchen@yottaac.com

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